	Investor Shares	Institutional Shares
Whitebox Market Neutral Equity Fund	WBLSX	WBLFX

PROSPECTUS

January 16, 2015

(supplemented January 23, 2015)

ADVISED BY:

Whitebox Advisors LLC

3033 Excelsior Blvd., Suite 300

Minneapolis, MN 55416

(855) 296-2866

www.whiteboxmutualfunds.com

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest, and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund will invest in derivatives and utilize leverage, each of which involves special risks and may result in losses to the Fund. In view of this, the Fund may be subject to above-average risk.

“Market neutral” refers to the type of investment strategy pursued by the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

SUMMARY INFORMATION

Investment Objective. The investment objective of Whitebox Market Neutral Equity Fund (formerly named Whitebox Long Short Equity Fund) (the “Fund”) is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally.

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy and hold Shares of each Class of the Fund. In addition to Investor Class Shares and Institutional Class Shares, the Fund initially offered a third class of shares named “Advisor Class Shares.” Advisor Class Shares are no longer being offered. Outstanding Advisor Class Shares were converted to Investor Class Shares on January 31, 2014.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.50%	1.50%
Service (12b-1) Fee	0.25%	None
Other Expenses:
Dividend and Interest Expense on Short Sales	1.05%	1.05%
Other Operating Expenses	0.48%	0.48%
Acquired Fund Fees and Expenses	0.00%	0.00%

Total Annual Fund Operating Expenses[1]	3.28%	3.03%
Less Fee Waivers and Expense Reimbursements[2]	(0.28)%	(0.28)%

Total Annual Operating Expenses after Fee Waivers and Expense Reimbursements	3.00%	2.75%

[1]

Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements. As a result of the Acquired Fund Fees and Expenses not being reflected in the Fund’s financial statements, and due to non-substantive accrual differences and rounding, the information presented in the expense table may differ from that presented in the Financial Highlights.

[2]

The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.95% and 1.70% of the Fund’s Investor Class shares and Institutional Class shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This agreement will continue at least through February 28, 2016 (subject to early termination only by the Board of Trustees). The Fund’s investment adviser may recover waived fees and expenses, for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations then in effect and approval of such fees and expenses by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Shares	Institutional Shares
1 Year	$739	$278
3 Years	$1,389	$910
5 Years	$2,061	$1,566
10 Years	$3,843	$3,322

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 298% of the average value of its portfolio.

Principal Investment Strategies. In pursuing the Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock (including American Depositary Receipts, or “ADRs”). The portfolio will principally include only securities that trade more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks. Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-sized U.S. companies (which the Adviser defines as common stocks of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index). The Fund may invest in securities that are not included in the Russell 2000 Index or the Russell MidCap Index.

The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral”. Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s beta in normal market conditions within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure), the Adviser expects that the Fund will have a net long or net short market exposure at any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

The fund may invest in exchange-traded funds (“ETFs”). At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

The Investment Company Act of 1940 classifies mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Principal Risks of Investing in the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Set forth below is a summary of the principal risks of investing in the Fund.

•

Active and Frequent Trading Risk. The Fund may engage in active and frequent trading of securities, including short-term trading. The Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

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Common Stock Risk. The Fund will invest primarily in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. The Fund seeks to invest in common stock of companies that are undervalued compared to their true worth (value stocks) or that are expected to grow earnings faster than the economy (growth stocks). If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

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Derivative Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Risks related to specific types of derivatives are set forth below. When the Fund invests in a derivative as a hedge against a position that the Fund holds or against a market to which the Fund is exposed, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security or market.

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Total Return Swap Risk. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Credit Default Swap Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer’s obligations under the referenced security and, upon a default, is liable to the Fund’s counterparty for the defaulted amounts.

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Futures Contract Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Fund to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Forward Contract Risk. Investments in forward contracts may increase volatility and be subject to additional market, active management, currency, and counterparty risks as well as liquidity risk if the contract cannot be closed when desired. Instruments purchased on a when-issued or delayed-delivery basis may be subject to risk of loss if they decline in value prior to delivery, or if the counterparty defaults on its obligation.

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Option Risk. Option transactions in which the Fund expects to engage involve the specific risks described below: the Fund, as writer of an option, may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses on the

Fund’s investments in options; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker used by the Fund could present risks for the Fund; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

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Counterparty Risk. The Adviser selects and monitors counterparties to derivative contracts based on the relative cost and quality of their services and their creditworthiness and financial strength. Nonetheless, the Fund’s use of derivatives, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions, including the risk of counterparty default. If a swap agreement counterparty defaults on a payment obligation to the Fund, this default may cause the value of an investment in Fund Shares to decrease. The Advisor will endeavor to mitigate counterparty risk to the Fund by, among other things, reducing futures contract and swap exposures to certain counterparties and/or seeking alternate or additional counterparties. However, during periods of credit market turmoil or when the aggregate notional exposure needed by the Fund is relatively small (due to the level of the Fund’s net assets or otherwise), the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk.

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Exchange-Traded Funds Risk. Most ETFs are investment companies and are therefore subject to the same limitations on and the same risks as the Fund. In addition, investments in ETFs have unique characteristics, including but not limited to, the expense structure and additional expenses associated with investing in ETFs. If the Fund acquires shares of ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the underlying ETFs in which the Fund invests. The price of an ETF can fluctuate over a wide range, and the Fund could lose money if the value of the basket of securities owned by the ETF goes down. ETFs have additional risks unique to their structure: the market price of an ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop enough to ensure liquidity, and an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.

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Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Selection risk could cause the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines. These risks are magnified by the Fund’s use of active and frequent trading of securities.

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Mid-Cap Securities Risk. The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. These developments, in turn, may have a greater impact on the Fund’s performance.

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Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.

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Sector Exposure Risk. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may at any given time have exposure to one or more market sectors exceeding 20% of the Fund’s NAV. Such market sector exposure, will result in greater risk to the Fund to the financial, economic, business, and other developments affecting issuers in that sector.

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Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless such segregated security is replaced with a security of equal value. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets (to cover borrowings and other financial exposure to which the Fund is subject) could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. Short sales involve both costs and risks. The Fund typically will not own the underlying securities that it sells short and must pay the lender interest on the security it borrows, and the risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

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Small Cap Securities Risk. Small cap or emerging companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies. Securities of small cap and emerging companies may also be more thinly traded and less liquid than securities of larger companies.

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Strategy Risk. The strategies used by the Fund may fail to achieve the Fund’s investment objective. There is no guarantee that the use of long and short positions will succeed in limit the Fund’s exposure to market movements and other risk factors. Moreover, the strategies used by the Fund may be considered aggressive and speculative. Risks associated with the use of derivatives and leverage include potentially dramatic price changes (including losses) in the value of the Fund’s investments. An investment in the Fund should not be considered a complete investment program and may not be suitable for certain investors.

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Volatility Risk. The Fund may have investments that increase or decrease in value over short periods of time. This may cause the Fund’s net asset value to experience significant increases or decreases in value over short periods of time.

Performance Information. The Fund is the successor to Whitebox Long Short Equity Partners, L.P. (the “Predecessor Fund”), a private investment company managed by the Adviser since June 1, 2004. On November 1, 2012, the Predecessor Fund was reorganized into the Fund, and the Fund assumed all of the Predecessor Fund’s assets and liabilities (including its investment portfolio). The Predecessor Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those to be employed by the Fund. The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.

The following bar chart and table show investment returns of the Predecessor Fund (for periods ending prior to November 1, 2012) and Fund during each reported period; investment returns of the Predecessor Fund have been adjusted to reflect shareholder charges and anticipated operating expenses that investors in Institutional Class

Shares bear. Actual Fund fees and expenses will vary based on the Class of Shares purchased, the Fund’s size and other factors. The Predecessor Fund’s and the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance information (including updated performance information) will be available by calling 855-296-2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

The bar chart below shows how the performance for the Predecessor Fund (adjusted to reflect net anticipated operating expenses, as set forth under “Fees and Expenses” above, that investors in Institutional Class Shares will bear) and the Fund (following its commencement of operations) varied from year to year. While the Investor Class shares and Institutional Class shares will have substantially similar annual returns because the shares are invested in the same portfolio of securities, the performance of each Class will differ to the extent that the Classes do not have the same expenses.

Calendar Year Total Return — Market Neutral Equity Fund Institutional Class Shares

Best Quarter (June 30, 2009): 21.77%

   Worst Quarter (December 31, 2008): (13.06)%

The table that follows the bar chart shows how the Predecessor Fund’s and the Fund’s (following its commencement of operations) average annual returns (adjusted to reflect shareholder charges and net anticipated operating expenses that investors in Institutional Class Shares are expected to bear, as set forth under “Fees and Expenses” above), compare with those of two broad measures of market performance. Because the Predecessor Fund did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions, the following table is unable to show after-tax returns for periods prior to commencement of the Fund’s operations. Effective January 31, 2014, the Fund changed the primary benchmark index to which the performance of the Fund is compared from the S&P 500® Index to the S&P 500® Total Return Index. The Fund’s investment adviser recommended the change because the S&P 500® Total Return Index, which reflects the effects of dividend reinvestment, is more comparable to the total return of the Fund. The HFRI EH Equity Market Neutral Index, a benchmark prepared by Hedge Fund Research, Inc., is designed to reflect performance of equity market neutral hedge funds by constructing composites of performance reported by hedge fund managers.

Average Annual Total Returns

(For the periods ended December 31, 2014)

	1 Year Return	5 Year Return	10 Year Return
Return Before Taxes – Institutional Class Shares	0.48%	2.89%	11.99%
Return Before Taxes – Investor Class Shares	0.21%	2.65%	11.71%
Return After Taxes on Distributions – Institutional Class Shares	(2.61)%	2.15%	11.58%
Return After Taxes on Distributions and Sale of Fund Shares – Institutional Class	0.45%	1.96%	9.86%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.39%	13.05%	5.44%
HFRI EH: Equity Market Neutral Index (reflects no deduction for fees, expenses or taxes)	3.87%	2.77%	2.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. In addition, please note that after-tax returns are shown only for the Institutional Class shares and may differ for each share class. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, 401(k) plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser. The Fund’s investment adviser is Whitebox Advisors LLC of Minneapolis, Minnesota. The Adviser furnishes continuous investment supervision and management to the Fund.

Portfolio Managers. A team comprised of Andrew Redleaf, Jason Cross and Paul Karos of the Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Redleaf founded the Adviser and has served as its Chief Executive Officer since 1999. Messrs. Cross, Karos and Winters have served as portfolio managers of the Adviser since 2002, 2012 and 2012, respectively.

Purchase, Sale and Exchange of Fund Shares. You may purchase, exchange or redeem the Fund shares each day the New York Stock Exchange is open. To purchase, exchange or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 855-296-2866, by mail at P.O. Box 13393, Denver, CO 80201, or by the internet at www.whiteboxmutualfunds.com. Purchasing, selling or exchanging shares by mail could result in unexpected delays. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor Shares	Institutional Shares
Minimum Initial Investment	$5,000 for all accounts except: $1,000 for tax deferred accounts.	No minimum investment for qualifying institutional investors (as described below under “Buying, Exchanging and Redeeming Shares); $5 million for other institutions and individuals.

Minimum Additional Investment	$1,000 for all accounts except: $200 for tax deferred accounts.	No subsequent minimum.

Tax Information. The Fund’s dividends and distributions may be subject to federal and applicable state income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan, you may be subject to federal and applicable state income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of Whitebox Mutual Funds (the “Trust”) without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock. The portfolio will principally include only securities that trade more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks (including ADRs). Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-cap companies, which the Adviser defines as common stock of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index. The Russell Midcap Index is intended to measure performance of the approximately 800 smallest companies (approximately 31% of total capitalization) in the Russell 1000 Index, with weighted average market capitalization of approximately $12.1 billion, median capitalization of $6.3 billion, and market capitalization of the largest company of approximately $29.9 billion, in each case as of June 30, 2014. The Russell 2000 Index is intended to measure performance of the small-cap segment of the U.S. equity universe, with weighted average market capitalization of approximately $1.8 billion, median capitalization of $751 million, and market capitalization of the largest company of approximately $4.5 billion, in each case as of June 30, 2014. The composition of these indices varies over time, and the methodology used by Russell Investments is subject to change. The Fund may invest in securities that are not included in the Russell 2000 Index or the Russell MidCap Index.

The Adviser will utilize a mix of quantitative and qualitative investment analyses to select securities for the portfolio. The quantitative analysis will rely on multiple proprietary equity models that the Adviser has developed to identify stocks it believes are likely to outperform or underperform the market over a targeted time period. Fundamental analysis will also be used to identify securities with the potential to generate returns in excess of market benchmarks. The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral.” Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. A negative beta indicates an inverse correlation — that is, a stock with a beta of -1 moves approximately opposite of the market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s portfolio as approximately beta neutral. Because true beta of a stock or an investment portfolio cannot be directly observed, the beta of the Fund’s portfolio at any time can only be estimated by the Adviser. The goal of the Adviser in normal market conditions will be to manage the Fund’s beta within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure) , the Adviser expects that the Fund may have a net long or net short market exposure at any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure. When the Fund purchases a total return swap, it agrees with the swap counterparty that the Fund will periodically pay a short-term interest rate-based amount and periodically receive (or pay) any appreciation (or depreciation) in the market value of the portfolio of referenced investments. There are two types of options, a put option and a call option. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. When the Fund enters into a futures or forward contract, it agrees to buy or sell a specified security or other asset at a specified price on a specified future date.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may at any given time have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 limits the amount that the Fund may invest in ETFs and other investment companies, prohibiting the Fund from: (i) investing more than 5% of the value of its total assets in the securities of any one investment company; (ii) investing more than 10% of the value of its total assets in the aggregate in securities of investment companies as a group; and (iii) owning more than 3% of the outstanding voting shares of any one investment company. Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Fund may invest in certain ETFs in excess of these limitations, provided the Fund complies with the conditions of the applicable exemptive relief. The Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the Investment Company Act of 1940 are met. At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

Non-Principal Strategies

In addition to the strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Illiquid/Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. While the Fund is permitted to invest up to 15% of its NAV in illiquid securities, it is generally expected that such investments will make up substantially less than 15% of the portfolio.

Temporary Defensive Strategies. For temporary defensive purposes, the Fund may invest some or all of its assets in high quality money market instruments denominated in U.S. dollars or foreign currencies. Although the Fund will make temporary defensive investments only to the extent that the Adviser believes they present less risk than the Fund’s usual investments, temporary defensive investments may reduce the Fund’s opportunity of meeting its investment objective during temporary periods.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund’s principal risk factors are summarized under “Summary Information — Principal Risks of Investing in the Fund.” This section describes additional risks of investing in the Fund. While the Adviser believes that such additional risks are not as fundamental as those described as “Summary Information — Principal Risks of Investing in the Fund,” prospective investors should review such additional risks as well to better understand the overall risks of investing in the Fund.

The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any investment fund, there can be no guarantee that the Fund will meet its investment objective or that its performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Cash Positions. The Fund may not always stay fully invested. For example, when the Fund’s portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash position may increase. In other words, cash generally is a residual — it represents the asset that remains after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash increases, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. The Adviser expects that, in normal market conditions, the Fund’s cash position will represent less than 5% of the net asset value of the Fund.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment Style Risk. Investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

MANAGEMENT

Whitebox Mutual Funds is organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.

The Fund’s investment adviser is Whitebox Advisors LLC, a Delaware limited liability company formed in 1999. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. The Adviser’s address is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.

Until the launch of Whitebox Mutual Funds in December 2011, the Adviser’s management services have been available to a limited set of private investment companies and separately managed accounts. The Adviser and its affiliates had approximately $4.42 billion in assets under management as of September 30, 2014.

The Adviser was established by Andrew Redleaf, its founder and Chief Executive Officer. Mr. Redleaf was a Founding Partner of Deephaven Capital Management. While at Deephaven, Mr. Redleaf managed the Market Neutral Fund from 1994 to 1998. From 1980 to 1994, Mr. Redleaf was an options trader at the CBOE. Prior to his experience at the CBOE, he spent two years as an options trader with Gruntal & Company. Mr. Redleaf graduated from Yale University in three years with a BA and MA in Mathematics and was recognized as the top mathematics student of his graduating year in 1978.

The Fund pays an investment advisory fee to the Adviser for managing the Fund’s assets based on the Fund’s average daily net assets. The Fund pays the Adviser an investment advisory fee equal to 1.50% of the Fund’s average daily net assets.

Taking into account the contractual expense limitations described below, during the fiscal year ended October 31, 2014, the net advisory fee paid to the Adviser was 1.22% of the average daily net assets of each Class of the Fund’s shares.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than percentages referenced in the table below for each Class of the Fund’s Shares, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This arrangement will continue at least through February 28, 2016. The Adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.

	Investor Shares	Institutional Shares
Contractual Expense Limitation	1.95%	1.70%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser is available in the Fund’s semi-annual report to shareholders.

Portfolio Managers

A team comprised of Andrew Redleaf (see biography above), Jason Cross and Paul Karos of the Adviser is responsible for the day-to-day management of the Fund’s investment portfolio.

Dr. Jason Cross. Dr. Jason Cross joined the Adviser in 2001. As the Global Head of Equity, Dr. Cross oversees Long/Short Equity strategies. Prior to joining the Adviser, Dr. Cross spent two years working with Nobel Laureate Myron Scholes at Oak Hill Platinum Partners where he developed quantitative models for Long/Short Equity strategies. Dr. Cross received a BS in Mathematics and Statistics in 1993 from the University of British Colombia. He received a Ph.D. in Statistics from Yale University in 1999 and holds an MBA from the University of Chicago which he earned in 2007. His dissertation was published in the Journal of Mathematical Finance.

Paul Karos. Prior to joining the Adviser in 2012, Paul Karos founded and served as the chief investment officer of Aplos Advisors LLC, an investment management firm with offices in Minneapolis and Connecticut. Paul served as President of the Equity Capital Markets Division of Piper Jaffray Inc. from 1998 through his retirement from Piper in 2002, during which time Piper’s Equity Capital Markets business grew from regional to national prominence.

The Fund’s Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Fund for which each manager is responsible.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc.) (the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. The Administrator has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by it; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare certain reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Distributor

ALPS Distributors, Inc. (an affiliate of the Administrator) (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor as agent for the Fund, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

The Administrator, pursuant to a Transfer Agency and Service Agreement, also serves as Transfer Agent for the Fund. As transfer agent, the Administrator, among other things, has agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, the Administrator receives from the Fund an annual minimum fee and/or a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

BUYING, EXCHANGING AND REDEEMING SHARES

The Fund currently offers Investor Class and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities.

Investor Class and Institutional Class shares are available to the general public. Institutional Class shares are available only to (i) certain institutional investors (as described below under “—Investment Minimums”) without any minimum investment and (ii) other investors (and certain groups of investors, described below) who are able to make an initial investment of at least $5 million. You should generally purchase Institutional Class Shares if you are a qualifying institutional investor or can afford the minimum initial investment of at least $5 million. Otherwise, you will be ineligible to purchase Institutional Class Shares, and must purchase Investor Class Shares instead.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Services (12b-1) Plan for Investor Class Shares

The Fund has adopted a plan of distribution for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

The Plan allows the Fund to use Investor Class assets to pay fees in connection with the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares as their funding medium and for related expenses.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Payments to Financial Intermediaries

The Adviser may also make payments for distribution and/or shareholder servicing activities out of its own legitimate profits. The Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid currently by the Adviser to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, such fees may increase.

Investment Minimums

The Fund offers investors two Classes of shares: Investor Class and Institutional Class shares. The minimum investment in Investor Class shares is $1,000 for tax-deferred accounts and $5,000 for other accounts. There is no investment minimum for qualifying investments by certain institutional investors in Institutional Class shares (as described below); otherwise, the minimum investment in Institutional Class shares is $5 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Subsequent investments in Investor Class Shares may be made in amounts of at least $200 for tax-deferred accounts and $1,000 for other accounts. There is no subsequent investment minimum for Institutional Class shares.

Institutional Class Shares are offered without any minimum initial investment to the following types of qualifying institutional investors:

1.	Broker-dealers, registered investment advisers, insurance companies, trust institutions or bank trust departments purchasing for their own account or for the account of other institutional investors;

2.	Managed account programs that charge an asset-based fee provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust departments;

3.	Employee benefit plans investing through an investment adviser, a broker-dealer or another financial intermediary;

4.	Any state, county, or city, or any governmental instrumentality, department, authority or agency;

5.	Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization; and

6.	Insurance company separate accounts;

7.	Health savings account programs provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

8.	Other institutions and intermediaries approved by the Fund’s distributor; and

9.	Officers, directors and employees of the Adviser and its affiliates; trustees, officers and service providers of the Trust and the Fund; registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser; and immediate family members of such persons.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order for your purchase, redemption or exchange to receive that day’s price, the applicable Fund or your Servicing Agent (defined below) must receive the purchase, redemption or exchange request in good order before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders so received by the Fund or a Servicing Agent prior to the close of trading on the NYSE will receive the net asset value computed as of the close of the trading on the NYSE. The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature.

The Fund enters into agreements with retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries (collectively, “Servicing Agents” and each a “Servicing Agent”) that authorize such Servicing Agents to accept purchase, redemption and exchange orders on behalf of the Fund as the Fund’s agents. Except with respect to certain sales of Institutional Class shares to qualifying institutional investors and sales of Investor Class Shares to certain accounts associated with the Adviser, the Trust or its service providers, investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through Servicing Agents. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.

Please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the

Fund. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses. In any event, a purchase, redemption or exchange request received by a Servicing Agent in good order prior to the close of trading on the NYSE is entitled to receive the offering price computed as of the close of the trading on the NYSE.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Neither Investor Class Shares nor Institutional Class shares charge an initial sales load.

Exchanging Shares

You may exchange shares of one Fund for shares of the same class of the other Fund.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above. Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request, together with properly completed and duly executed documents, is received by the Fund, the Distributor or your financial intermediary. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets).

However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be liquid securities valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Shareholder receiving an in-kind distribution of securities may have difficulty selling such securities, will bear the costs of selling such securities and will bear the market risk of owning such securities until they can be sold.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund requires that Institutional Class investors subject to the $5 million minimum investment amount shares maintain a minimum account balance of not less than $1 million. If such an Institutional Class shareholder’s account balance drops below $1 million, such shareholder will be notified and will be given the opportunity to add to its account, exchange its Institutional Class shares for Investor Class shares or redeem the remaining shares in its account. The Fund does not impose any other account minimums. The Fund may adopt other policies requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. Any such rejection would occur on the business day the purchase order is received, and the potential purchaser would receive notice within three business days. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. (Please note that similar policies do not apply to redemptions.)

The Fund discourages and does not as a practice accommodate such frequent purchases and redemptions. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. Under such procedures, the valuation of the securities of the Fund is determined by the Adviser, acting in good faith by and under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund is permitted to invest in securities for which market quotations may not be readily available or may be unreliable, the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and non-U.S. taxation applies only to U.S. shareholders who holds shares as capital assets and not in a tax-deferred account and is not intended to be a full discussion of income tax laws and their effect. You should consult your own tax advisor.

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner.

Taxes on Transactions. When you redeem shares, you will recognize a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state or locality.

Exchanges. If you perform an exchange transaction, it may be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Distributions. Distributions from current and accumulated tax earnings and profits of investment income and net short-term capital gains are taxable as ordinary income except as noted below. Distributions out of tax earnings and profits of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Although the Fund will not be taxed on amounts it distributes, distributions will be taxable to you whether received in cash or reinvested in Fund shares, unless you hold your Fund shares in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules and you should consult your tax advisor about which tax rules will apply to your investment.

The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., distributions also may be taxed by the country in which you reside. Distributions are taxable whether you take them in cash or reinvest them in additional shares.

Distributions may be taxed as ordinary income, dividend income, or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance. Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Taxes on Redemptions. You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Every January, the Fund will send you and the IRS a statement (a Substitute Form 1099) showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

Buying Into a Distribution. Purchasing the Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. The Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Shares earlier in the year, for example), and you incur the full tax liability on the distribution.

Non-U.S. Income Taxes. Interest and dividends received by the Fund from investment in non-US securities may be reduced at the source of payment by withholding taxes or otherwise subject to unfavorable tax rates. In addition, certain non-US jurisdictions may tax gains realized on securities transactions with respect to issuers that are resident in the foreign jurisdiction. Nonrefundable non-US taxes will reduce amounts the Fund can distribute to Fund shareholders. The Fund does not expect to qualify to pass through foreign taxes to be used as credits by Fund shareholders.

Backup Withholding. You must furnish to the Trust your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so, or the IRS informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold a percentage (currently 28%) of your taxable distributions and redemption proceeds. You may claim the amount withheld as a credit on your federal income tax return.

See “Taxes” in the Statement of Additional Information for a more extensive discussion of the U.S. federal income tax consequences of owning shares in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations on November 1, 2012. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions) for a share outstanding throughout the period presented. This information has been derived from the financial statements audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Investor Class		Institutional Class
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013(a)	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$10.00	$10.64	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income (loss)(b)	(0.24)	(0.11)	(0.21)	(0.06)
Net realized and unrealized gain on investments	0.50	0.73	0.51	0.70

Total from Investment Operations	0.26	0.62	0.30	0.64

LESS DISTRIBUTIONS:
From investment income	–	–	–	–
From net realized gains	(0.22)	–	(0.22)	–

Total distributions	(0.22)	–	0.22	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

NET INCREASE IN NET ASSET VALUE	0.04	0.62	0.08	0.64

NET ASSET VALUE, END OF PERIOD	$10.66	$10.62	$10.72	$10.64

TOTAL RETURN	2.44%	6.20%	2.82%	6.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$18,207	$1,211	$64,924	$22,253

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	3.28%	4.04%	3.06%	3.82%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	3.00%	2.03%	2.75%	1.78%
Ratio of net investment income (loss) to average net assets	(2.24)%	(1.12)%	(1.92)%	(0.56)%

PORTFOLIO TURNOVER RATE	298%	351%	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Dividend expense on securities sold short and interest expense totaled 1.05% and 0.08% (annualized), respectively, of the average net assets for the period ended October 31, 2014 and 2013.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s account; and

•	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;

•	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or

•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)

For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

TO LEARN MORE ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 855-296-2866, by writing the Fund at P.O. Box 13393, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.whiteboxmutualfunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act File no. 811-22574)